November 1, 2016

DREYFUS BNY MELLON FUNDS, INC.

- Dreyfus Select Managers Long/Short Fund

Supplement to Summary and Statutory Prospectuses

dated March 1, 2016

The following information supplements and supersedes any contrary information contained in the fund's summary and statutory prospectuses:

With the board’s approval, The Dreyfus Corporation (Dreyfus), the fund’s investment adviser, has terminated the Sub-Investment Advisory Agreement between Dreyfus and Kingsford Capital Management, LLC (Kingsford Capital), a subadviser to the fund, effective November 4, 2016.

The portion of the assets of the fund under Kingsford Capital’s management will be allocated to certain of the fund’s six other subadvisers, as determined by EACM Advisors LLC, the fund’s portfolio allocation manager.  The new target percentage of the fund’s assets to be allocated to the subadvisers over time is approximately 26% to Cramer Rosenthal McGlynn, LLC, 5% to Owl Creek Asset Management, L.P., 19% to Pine River Capital Management L.P., 23% to Sirios Capital Management, L.P., 19% to Three Bridges Capital, L.P. and 8% to Ramius Advisors, LLC.  Subject to board approval, Dreyfus may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

Pine River Capital Management L.P. (Pine River).  Aaron Zimmerman and Joseph Bishop are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River, positions they have held since July 2015 and November 2016, respectively.  Mr. Zimmerman is a Portfolio Manager at Pine River.  Mr. Bishop is Co-head of Equities and a Portfolio Manager at Pine River.

The following information supersedes and replaces any contrary information contained in "Fund Details – Management" in the statutory prospectus:

Pine River Capital Management L.P., located at 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305, is a registered investment adviser founded in 2002.  Aaron Zimmerman and Joseph Bishop are the portfolio managers of the portion of the fund's portfolio that is managed by Pine River, positions they have held since July 2015 and November 2016, respectively. Mr. Zimmerman is a Portfolio Manager at Pine River, which he joined in 2009.  Mr. Bishop is Co-head of Equities and a Portfolio Manager at Pine River, which he joined in February 2013.  Prior to joining Pine River, Mr. Bishop was a Portfolio Manager at Citadel Investment Group, where he was employed since 2010.  As of September 30, 2016, Pine River had approximately $10.7 billion in assets under management.

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